Taxation - Summary of Significant Components of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred Tax Assets, Net of Valuation Allowance [Abstract]
Net operating tax loss carry forwards	¥ 112,248	¥ 72,988
Advertising expenses in excess of deduction limit	63	709
Deferred revenue	527	910
Total deferred tax assets	112,838	74,607
Less: valuation allowances	(112,838)	¥ (74,607)	¥ (80,320)	¥ (50,499)
Net deferred tax assets	¥ 0